SM&R CAPITAL FUNDS, INC.
SUPPLEMENT DATED MAY 21, 1997 TO

PROSPECTUS DATED DECEMBER. 15, 1996

HOLIDAY SCHEDULE CHANGE:

SM&R will observe the 1997 Memorial Day holiday on Monday, May 26, 1997. Additionally, SM&R's observance of the 1997 Christmas holidays has been changed to Wednesday, December 24, 1997, Thursday, December 25, 1997 and Friday, December 26, 1997. This change modifies the language appearing on page 17 of the SM&R Capital Funds, Inc. Prospectus dated December 15, 1996.